EXHIBIT 99.1

Robert W. Baird & Co. Business Solutions Conference February 25, 2004

Forward-Looking Statements

The statements in this presentation include forward-looking statements that are based on current expectations, assumptions, estimates, and projections about Certegy and our industry.

They are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Certegy’s control, that may cause actual results to differ significantly from what is expressed in those statements.

Factors that could, either individually or in the aggregate, affect our performance include the following, which are described in greater detail in the section entitled “Certain Factors Affecting Forward-Looking Statements” in our 2003 Annual Report on Form 10-K filed on February 17, 2004, with the SEC: Our reliance on a small number of financial industries for the majority of our revenues; our reliance on key strategic relationships; the necessity to maintain qualifications set by bank card associations in order to continue to provide transaction processing services; potential liability when merchant customers cannot or do not reimburse us for charge-backs resolved in favor of cardholders, or when checks we guarantee are dishonored by the check writer’s bank; potential loss of customers from continued consolidation in the financial services and in retail industries; a prolonged and permanent decline in check writing; changes in regulation or industry standards applicable to our businesses or those of our customers; the level of economic growth or other factors affecting demand for our products and services; ability to maintain or improve our competitive positions against current and potential competitors; database security and reliability of our information technology systems; risks associated with investments and operations in foreign countries, including exchange rate fluctuations and local political, social, and economic factors; and those other risks listed in the above-referenced section of our Form 10-K.

Business Overview

Global provider of . . .

Card

Processing & Support Services

Check

Risk Management Services

To . . .

Community Banks

Credit Unions

Multinational Banks

Private Label Issuers

Retailers

Gaming

Supermarkets

. . . with operations in high growth markets throughout the world…

Global Presence

Canada

United States

United Kingdom

Ireland

France

Dominican Republic

Chile

Brazil

Thailand

Australia

New Zealand

Card

Check

Both

Broad Reach in Key Geographic Regions

2003 Revenue Composition

By Segment

Card

63%

37%

Check

By Region

Domestic

84%

16%

Int’l

Over $1.0 Billion Total Revenue in 2003

Card Services

Card Services

Transaction Processing

Credit

Debit

Stored Value

E-Banking

Loyalty Programs

Cardholder Support Services

Comprehensive Products and Services

U.S. Market Summary

• Strong, Stable Niche Market

• High Barriers to Entry

• Exclusive Association Relationships

• Strong Growth Opportunity

U.S. Community Bank & Credit Union Credit Card Market

18,700 Financial Institutions

Non-Issuing 9,700

52%

Certegy 6,800 Crittson

36%

12%

Competition 2,200

Source: NCUA, ICBA, Company Estimates

Significant Growth Opportunity

Crittson Financial LLC

• Full service card issuing and merchant processing services

– 275 issuing institutions

– 450,000 cardholders

– 8,500 merchants

• Excellent strategic fit

• Leverages existing operation

• Significant cross selling opportunities

International Card Market

• Issuer Globalization

• Card Issuer Challenges

– Outdated Technology

– Scale Limitations

– Product Limitations

• Portfolio Profit Pressures

Trend Toward Outsourcing

Certegy Advantages

• Strategically Located Operating Centers

• World Class Technology and Services

– Feature Function Rich

– Scalable

– Cost Effective

– Broadest Range of Products and Services

– Tested and Proven

• Low Capital Investment Requirements

Best In Class Card Processing

Global Card Growth

(cards, in millions)

24.3

1998

29.9

1999

35.1

2000

41.7

2001

46.7

2002

46.4

2003

International

North America

Vast Market Opportunity

Check Services

Competitive Position

Superior Productsand Services

• Comprehensive

• Flexible

• Speed-to-Market

Industry Leader

Proprietary Technology

• Superior Models

• Flexible

• Cost Effective

Leading Provider of Risk Management Services

Check Services

Risk Management

Collections

Data Sales

Verification

Guarantee

Check Cashing

E-Check

Broadest Range of Services

Market Dynamics

Available Market

Outsourcing

Check Fraud

Check Usage

% Outsourced

53%

2001

80%

2010

Source: Nilson

Trend Toward Outsourcing

Risk Decisioning Evolution

Competitive Advantage

Rules Based Decisioning

1970

Artificial Intelligence Modeling

1997

Proprietary Fraud Modeling

2002

Consumer Based Decisioning

2004

Technological Innovation

Best in Class Decisioning Models

Leveraging Core Competencies

New Products andServices

• Cash Access

– Cash Advance

– ATM Services

– Check Cashing

New VerticalIndustries

• International

• Grocery

• Gaming

Growth Opportunities

Game Financial

• Strategic fit for fastest growing segment of Check Services

• A leading provider of cash access services

• Satisfies gaming industry demand for single source cash access provider:

– Cash Advance

– ATM Services

– Check Cashing

Over $400 Million Gaming Market Opportunity

Financial Summary

2004 Guidance – Revised for Acquisitions

Growth*

2004 Previous Revised

Revenue $1.148B-$1.168B + 7% to 9% + 13% to 15%

Operating Income $186.0M to $191.6M +9% to 12% + 12% to 15%

Interest/Other $ 11.6M to $12.0M + 5.3M to $5.7M +$6.0M to $6.4M

EPS $1.67 to $ 1.73 + 8% to 12% + 8% to 12%

Cap Ex $49 Million + $ 1 Million + $ 5 Million

*Growth rates compared with 2003 Non-GAAP results, which exclude other charges and accounting change, to provide a more meaningful comparison.

2003 GAAP to Non-GAAP Reconciliation

Operating

Income EPS Description

GAAP $154.4M $ 1.40 As reported

Charges 12.2M 0.12 Contract termination and other charges

Acct’g Change — 0.02 Cumulative effect of FIN 46 adoption

Non-GAAP $166.6M $ 1.54